UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 28, 2025

Bitcoin Depot Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41305	87-3219029
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2870 Peachtree Road, Suite 327

Atlanta, GA 30305

(Address of principal executive offices)

(678) 435-9604

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CRF 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CRF 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CRF 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CRF 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	BTM	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	BTMWW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 28, 2025, the Board of Directors (the “Board”) of Bitcoin Depot Inc. (the “Company”) appointed Mr. Scott Buchanan as the President of the Company, effective August 28, 2025. In addition this appointment, Mr. Buchanan will continue to serve as the Company’s Chief Operating Officer and as a director on the Board.

Mr. Buchanan has served as the Company’s Chief Operating Officer and as a director on the Board since March 2022. From November 2024 to March 2025, he also served as the Company’s Acting Chief Financial Officer and Principal Financial Officer. He served as the Company’s Chief Financial Officer from August 2020 to January 2023. From June 2019 to August 2020, Mr. Buchanan served as the Company’s Vice President of Finance/Human Resources. Prior to joining the Company, Mr. Buchanan worked at Acuity Brands (NYSE: AYI) in various finance leadership roles beginning in December 2015.

There are no arrangements or understandings between Mr. Buchanan and any other person pursuant to which he was appointed to serve as President. Mr. Buchanan does not have any family relationships with any of the Company’s directors or executive officers and is not a party to any transactions that would be required to be disclosed pursuant to Item 404(a) of Regulation S-K.

None of Mr. Buchanan’s existing compensation, award or benefit arrangements with the Company were modified in connection with his appointment as President.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bitcoin Depot Inc.

Dated: September 3, 2025	By:	/s/ Brandon Mintz
	Name:	Brandon Mintz
	Title:	Chief Executive Officer